Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 2/15/05


Blended Coupon 5.2466%


Excess Protection Level
3 Month Average   7.70%
April, 2001   7.57%
March, 2001   8.08%
February, 2001   7.45%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.07%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$5,425,622,873.29